 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549



Form 8-K



CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):

August 6, 1997



APPLIED EARTH TECHNOLOGIES, INC.
--------------------------------
(Exact name of registrant as specified in its charter)


          CALIFORNIA                0-10147                95-3555738
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



221A West 37th Street, Boise, Idaho 83714
-------------------------------------------------
(Address of principal executive office)



Registrant's telephone number, including area code: (208) 342-2273
                                                    --------------

3335 South 900 East, Suite 230, Salt Lake City, UT
------------------------------------------------------------
 (Former name or former address, if changed since last report)










PAGE

ITEM 5.  OTHER EVENTS

     On August 6, 1997, the Board of Directors appointed Director John L. Runft to serve as Secretary of Applied Earth Technologies, Inc.


 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       APPLIED EARTH TECHNOLOGIES, INC.



Date:     December 11, 1997               /S/George H. Henderson, President
and
                                      Chairman of the Board of Directors